Exhibit 4.01

PUBLIC SERVICE COMPANY
OF COLORADO
TO
U.S. BANK NATIONAL ASSOCIATION,
as Trustee
_____________________
Supplemental Indenture No. 27
Dated as of June 1, 2017
Supplemental to the Indenture
dated as of October 1, 1993
_____________________
Establishing the Securities of Series No. 30
designated 3.80% First Mortgage Bonds, due 2047

SUPPLEMENTAL INDENTURE NO. 27, dated as of June 1, 2017, between PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (hereinafter sometimes called the “Company”), and U.S. BANK NATIONAL ASSOCIATION, a national banking association, as successor trustee (hereinafter sometimes called the “Trustee”) to Morgan Guaranty Trust Company of New York under the Indenture, dated as of October 1, 1993 (hereinafter called the “Original Indenture”), as previously supplemented and as further supplemented by this Supplemental Indenture No. 27. The Original Indenture and any and all indentures and all other instruments supplemental thereto are hereinafter sometimes collectively called the “Indenture”.
Recitals of the Company
The Original Indenture was authorized, executed and delivered by the Company to provide for the issuance from time to time of its Securities (such term and all other capitalized terms used herein without definition having the meanings assigned to them in the Original Indenture), to be issued in one or more series as contemplated therein, and to provide security for the payment of the principal of and premium, if any, and interest, if any, on the Securities. The Original Indenture has been recorded in the office of the Clerk and Recorder of each county in the State of Colorado in which the Company owns real property that is used in or in connection with the Electric Utility Business, as more fully set forth in Schedule A hereto.
The Company has heretofore executed and delivered to the Trustee the Supplemental Indentures referred to in Schedule B hereto for the purpose of establishing various series of Securities and appointing previous successor Trustees.
The Company desires to establish a new series of Securities to be designated “3.80% First Mortgage Bonds, Series No. 30 due 2047” such series of Securities to be hereinafter sometimes called “Series No. 30”.
The Company has duly authorized the execution and delivery of this Supplemental Indenture No. 27 to establish the Securities of Series No. 30 and has duly authorized the issuance of such Securities; and all acts necessary to make this Supplemental Indenture No. 27 a valid agreement of the Company, and to make the Securities of Series No. 30 valid obligations of the Company, have been performed.
Granting Clauses
NOW, THEREFORE, THIS SUPPLEMENTAL INDENTURE NO. 27 WITNESSETH, that, in consideration of the premises and of the purchase of the Securities by the Holders thereof, and in order to secure the payment of the principal of and premium, if any, and interest, if any, on all Securities from time to time Outstanding and the performance of the covenants contained therein and in the Indenture and to declare the terms and conditions on which such Securities are secured, the Company hereby grants, bargains, sells, releases, conveys, assigns, transfers, mortgages, pledges, sets over and confirms to the Trustee, and grants to the Trustee a security interest in, the following:
Granting Clause First
All right, title and interest of the Company, as of the date of the execution and delivery of this Supplemental Indenture No. 27, in and to property (other than Excepted Property), real, personal and mixed and wherever situated, in any case used or to be used in or in connection with the Electric Utility Business (whether or not such use is the sole use of such property), including without limitation (a) all lands and interest in land described or referred to in Schedule C hereto; (b) all other lands, easements, servitudes, licenses, permits, rights of way and other rights and interests in or relating to real property used or to be used in or in connection with the Electric Utility Business or relating to the occupancy or use of such real property, subject however, to the exceptions and exclusions set forth in clause (a) of Granting Clause First of the Original Indenture; (c) all plants, generators, turbines, engines, boilers, fuel handling and transportation facilities, air and water pollution control and sewage and solid waste disposal facilities and other machinery and facilities for the generation of electric energy; (d) all switchyards, lines, towers, substations, transformers and other machinery and facilities for the transmission of electric energy; (e) all lines, poles, conduits, conductors, meters, regulators and other machinery and facilities for the distribution of electric energy; (f) all buildings, offices, warehouses and other structures used or to be used in or in connection with the Electric Utility Business; (g) all pipes, cables, insulators, ducts, tools, computers and other data processing and/or storage equipment and other equipment, apparatus and facilities used or to be used in or in connection with the Electric Utility Business; (h) any or all of the foregoing properties in the process of construction; and (i) all other property, of whatever kind and nature, ancillary to or otherwise used or to be used in conjunction with any or all of the foregoing or otherwise, directly or indirectly, in furtherance of the Electric Utility Business;
Granting Clause Second
Subject to the applicable exceptions permitted by Section 810(c), Section 1303 and Section 1305 of the Original Indenture, all property (other than Excepted Property) of the kind and nature described in Granting Clause First which may be hereafter acquired by the Company, it being the intention of the Company that all such property acquired by the Company after the date of the execution and delivery of this Supplemental Indenture No. 27 shall be as fully embraced within and subjected to the Lien hereof as if such property were owned by the Company as of the date of the execution and delivery of this Supplemental Indenture No. 27;
Granting Clause Fourth
All other property of whatever kind and nature subjected or required to be subjected to the Lien of the Indenture by any of the provisions thereof;
This Instrument shall constitute a financing statement under the Colorado Uniform Commercial Code (the “UCC”) to be filed in the real estate records, and is filed as a fixture filing under the UCC covering goods which are, or are to become, fixtures on the real property described herein, in the Original Indenture and all supplements to the Original Indenture;
Excepted Property
Expressly excepting and excluding, however, from the Lien and operation of the Indenture all Excepted Property of the Company, whether now owned or hereafter acquired;
TO HAVE AND TO HOLD all such property, real, personal and mixed, unto the Trustee, its successors in trust and their assigns forever;
SUBJECT, HOWEVER, to (a) Liens existing at the date of the execution and delivery of the Original Indenture, (b) as to property acquired by the Company after the date of the execution and delivery of the Original Indenture, Liens existing or placed thereon at the time of the acquisition thereof (including, but not limited to, the Lien of any Class A Mortgage and purchase money Liens), (c) Retained Interests and (d) any other Permitted Liens, it being understood that, with respect to any property which was at the date of execution and delivery of the Original Indenture or thereafter became or hereafter becomes subject to the Lien of any Class A Mortgage, the Lien of the Indenture shall at all times be junior, subject and subordinate to the Lien of such Class A Mortgage;
IN TRUST, NEVERTHELESS, for the equal and proportionate benefit and security of the Holders from time to time of all Outstanding Securities without any priority of any such Security over any other such Security;
PROVIDED, HOWEVER, that the right, title and interest of the Trustee in and to the Mortgaged Property shall cease, terminate and become void in accordance with, and subject to the conditions set forth in, Article Nine of the Original Indenture, and if, thereafter, the principal of and premium, if any, and interest, if any, on the Securities shall have been paid to the Holders thereof, or shall have been paid to the Company pursuant to Section 603 of the Original Indenture, then and in that case the Indenture shall terminate, and the Trustee shall execute and deliver to the Company such instruments as the Company shall require to evidence such termination; otherwise the Indenture, and the estate and rights thereby granted shall be and remain in full force and effect; and
THE PARTIES HEREBY FURTHER COVENANT AND AGREE as follows:
ARTICLE ONE
Securities of Series No. 30
There are hereby established the Securities of Series No. 30, which shall have the terms and characteristics set forth below (the lettered subdivisions set forth below corresponding to the lettered subdivisions of Section 301 of the Original Indenture):
(a)    the title of the Securities of Series No. 30 shall be “3.80% First Mortgage Bonds, Series No. 30 due 2047”;
(b)    the Securities of Series No. 30 shall initially be authenticated and delivered in the aggregate principal amount of $400,000,000. The Securities of Series No. 30 may be reopened and additional Securities of Series No. 30 may be issued in excess of the amount initially authenticated and delivered, provided that such additional Securities of Series No. 30 will contain the same terms (including the Stated Maturity and interest payment terms), except for the public offering price, issue date, and if applicable, the first interest payment date, as the other Securities of Series No. 30. Any such additional Securities of Series No. 30, together with the Securities of Series No. 30 initially authenticated, shall constitute a single series for purposes of the Indenture and shall be limited to an aggregate principal amount of $1,000,000,000;
(c)    interest on the Securities of Series No. 30 shall be payable to the Persons in whose names such Securities are registered at the close of business on the Regular Record Date for such interest, except as otherwise expressly provided in the form of such Securities attached as Exhibit A hereto;
(d)    the principal of the Securities of Series No. 30 shall be payable on June 15, 2047, the Stated Maturity for Series No. 30;

(e)    the Securities of Series No. 30 shall bear interest at a rate of 3.80% per annum; interest shall accrue on the Securities of Series No. 30 from June 19, 2017 or the most recent date to which interest has been paid or duly provided for; the Interest Payment Dates for such Securities shall be June 15 and December 15 in each year, commencing December 15, 2017, and the Regular Record Dates with respect to the Interest Payment Dates for such Securities shall be June 1 and December 1 in each year, respectively (whether or not a Business Day);
(f)    the Corporate Trust Office of U.S. Bank National Association in New York, New York shall be the place at which (i) the principal of, premium, if any, and interest, if any, on the Securities of Series No. 30 shall be payable, (ii) registration of transfer of such Securities may be effected, (iii) exchanges of such Securities may be effected and (iv) notices and demands to or upon the Company in respect of such Securities and the Indenture may be served; and U.S. Bank National Association shall be the Security Registrar for such Securities; provided, however, that the Company reserves the right to change, by one or more Officer’s Certificates, any such place or the Security Registrar; and provided, further, that the Company reserves the right to designate, by one or more Officer’s Certificates, its principal office in Denver, Colorado, as any such place or itself as the Security Registrar;
(g)    the Securities of Series No. 30 shall be redeemable at the option of the Company at any time prior to December 15, 2046 (which is the date six months prior to the Stated Maturity (hereinafter called the “Par Call Date”)), in whole or in part, at a “make whole” redemption price equal to the greater of (i) 100% of the principal amount thereof to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on such Securities to be redeemed that would be due if such Securities matured on the Par Call Date (excluding the portion of any such accrued and unpaid interest to but excluding the Redemption Date), discounted to but excluding the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in each case, accrued and unpaid interest to but excluding the Redemption Date. At any time on or after the Par Call Date, the Company may redeem the Securities of Series No. 30, in whole or in part, at 100% of the principal amount being redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date.
For purposes hereof, the following defined terms shall have the meaning ascribed to them:
“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of the Securities of Series No. 30 (assuming, for this purpose, that the Securities of Series No. 30 matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of the Securities of Series No. 30.
“Comparable Treasury Price” means (i) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations for such Redemption Date, or (ii) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations for the Redemption Date, the average of all of the Reference Treasury Dealer Quotations for such Redemption Date.

“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.
“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.
“Reference Treasury Dealer” means (1) each of BNP Paribas Securities Corp., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Scotia Capital (USA) Inc. (or their respective affiliates which are Primary Treasury Dealers) and any other Primary Treasury Dealer designated by, and not affiliated with BNP Paribas Securities Corp., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Scotia Capital (USA) Inc., or their respective successors, provided, however, that if any of the foregoing or any of their respective designees, ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.
“Reference Treasury Dealer Quotations” means, for any Reference Treasury Dealer and any Redemption Date, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding the Redemption Date.
“Treasury Rate” means, for any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate for any Redemption Date shall be calculated on the third Business Day preceding such Redemption Date.
The provisions of Sections 501, 502, 503, 504, 505 and 506 of the Original Indenture shall be applicable to the Securities of Series No. 30, except that (i) the notice of redemption required to be provided to Holders pursuant to Section 504 shall be provided not less than 10 nor more than 60 days prior to the Redemption Date and (ii) the notice of redemption to be provided by the Company to the Trustee pursuant to Section 502 shall be provided at least twenty-five (25) days prior to the Redemption Date (unless a shorter notice period shall be satisfactory to the Trustee).
(h)    not applicable;
(i)    the Securities of Series No. 30 shall be issuable only in denominations of $1,000 and integral multiples in excess thereof;
(j)    not applicable;
(k)    not applicable;
(l)    not applicable;
(m)    not applicable;
(n)    not applicable;

(o)    not applicable;
(p)    not applicable;
(q)    the Securities of Series No. 30 are to be initially registered in the name of Cede & Co., as nominee for The Depository Trust Company (the “Depositary”). Such Securities shall not be transferable or exchangeable, nor shall any purported transfer be registered, except as follows:
(i)    such Securities may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by such nominee to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and
(ii)    such Securities may be exchanged for definitive Securities registered in the respective names of the beneficial holders thereof, and thereafter shall be transferable without restriction, if:
(A)    the Depositary, or any successor securities depositary, shall have notified the Company and the Trustee that it is unwilling or unable to continue to act as securities depositary with respect to such Securities or the Depositary has ceased to be a clearing agency registered under the Securities Exchange Act of 1934, as amended, and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to such Securities; or
(B)    the Company shall have delivered to the Trustee a Company Order to the effect that such Securities shall be so exchangeable on and after a date specified therein; or
(C)    (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Original Indenture, and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities;
(r)    not applicable;
(s)    no service charge shall be made for the registration of transfer or exchange of the Securities of Series No. 30; provided, however, that the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection with the exchange or transfer;
(t)    not applicable;

(u)
(i)    If the Company shall have caused the Company’s indebtedness in respect of any Securities of Series No. 30, to have been satisfied and discharged prior to the Maturity of such Securities, as provided in Section 901 of the Original

Indenture, the Company shall, promptly after the date of such satisfaction and discharge, give a notice to each Person who was a Holder of any of such Securities on such date stating (A)(1) the aggregate principal amount of such Securities and (2) the aggregate amount of any money (other than amounts, if any, deposited in respect of accrued interest on such Securities) and the aggregate principal amount of, the rate or rates of interest on, and the aggregate fair market value of, any Eligible Obligations deposited pursuant to Section 901 of the Original Indenture with respect to such Securities and (B) that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine the federal income tax consequences to it resulting from the satisfaction and discharge of the Company’s indebtedness in respect of such Securities. Thereafter, the Company shall, within forty-five (45) days after the end of each calendar year, give to each Person who at any time during such calendar year was a Holder of such Securities a notice containing (X) such information as may be necessary to enable such Person to report its income, gain or loss for federal income tax purposes with respect to such Securities or the assets held on deposit in respect thereof during such calendar year or the portion thereof during which such Person was a Holder of such Securities, as the case may be (such information to be set forth for such calendar year as a whole and for each month during such year) and (Y) a statement to the effect that the Company will provide (and the Company shall promptly so provide) to such Person, or any beneficial owner of such Securities holding through such Person (upon written request to the Company sent to an address specified in such notice), such other information as such Person or beneficial owner, as the case may be, reasonably may request in order to enable it to determine its income, gain or loss for federal income tax purposes with respect to such Securities or such assets for such year or portion thereof, as the case may be. The obligation of the Company to provide or cause to be provided information for purposes of income tax reporting by any Person as described in the first two sentences of this paragraph shall be deemed to have been satisfied to the extent that the Company has provided or caused to be provided substantially comparable information pursuant to any requirements of the Internal Revenue Code of 1986, as amended from time to time (the “Code”) and United States Treasury regulations thereunder.
(ii)    Notwithstanding the provisions of subparagraph (i) above, the Company shall not be required to give any notice specified in such subparagraph or to otherwise furnish any of the information contemplated therein if the Company shall have delivered to the Trustee an Opinion of Counsel to the effect that the Holders of such Securities will not recognize income, gain or loss for federal income tax purposes as a result of the satisfaction and discharge of the Company’s indebtedness in respect of such Securities and such Holders will be subject to federal income taxation on the same amounts and in the same manner and at the same times as if such satisfaction and discharge had not occurred.
(iii)    Anything in this clause (u) to the contrary notwithstanding, the Company shall not be required to give any notice specified in subparagraph (i) or to otherwise furnish the information contemplated therein or to deliver any Opinion of Counsel contemplated by subparagraph (ii) if the Company shall have caused

Securities of Series No. 30 to be deemed to have been paid for purposes of the Indenture, as provided in Section 901 of the Original Indenture, but shall not have effected the satisfaction and discharge of its indebtedness in respect of such Securities pursuant to such Section.
(v)    The Securities of Series No. 30 shall be substantially in the form attached hereto as Exhibit A, and shall have such further terms as are set forth in such form.
ARTICLE TWO
Miscellaneous Provisions
This Supplemental Indenture No. 27 is a supplement to the Original Indenture. As previously supplemented and further supplemented by this Supplemental Indenture No. 27, the Original Indenture is in all respects ratified, approved and confirmed, and the Original Indenture, all previous supplements thereto and this Supplemental Indenture No. 27 shall together constitute one and the same instrument.

IN WITNESS WHEREOF, the parties hereto have caused this Supplemental Indenture No. 27 to be duly executed as of the day and year first above written.

PUBLIC SERVICE COMPANY OF COLORADO

By: /s/ Brian J. Van Abel

Name: Brian J. Van Abel
Title: Vice President and Treasurer

STATE OF MINNESOTA    )
) ss:
COUNTY OF HENNEPIN    )

The foregoing was acknowledged before me this 12th day of June, 2017, by Brian J. Van Abel, the Vice President and Treasurer of Public Service Company of Colorado, a corporation organized under the laws of Colorado, on behalf of the corporation.
Witness my hand and official seal.
My commission expires: January 31, 2020

/s/ Sharon M. Quellhorst
Name: Sharon M. Quellhorst
Notary Public

[Signature Page – Supplemental Indenture (PSCo)]

U.S. BANK NATIONAL ASSOCIATION,
Trustee

By: /s/ K. Wendy Kumar
Name: K. Wendy Kumar
Title: Vice President

STATE OF NEW YORK    )
) ss:
COUNTY OF QUEENS    )
On the 12th day of June, 2017, before me personally came K. Wendy Kumar, to me known, who, being by me duly sworn, did depose and say that she is a Vice President of U.S. Bank National Association, the banking association described in and which executed the foregoing instrument; and that she signed her name thereto by authority of the Board of Directors of said banking association.

/s/ Carolyn R. Sinclair
Name: Carolyn R. Sinclair
Notary Public, State of New York

[Signature Page – Supplemental Indenture (Trustee)]

EXHIBIT A
FORM OF SECURITY

(See legend at the end of this Security for
restrictions on transfer)

PUBLIC SERVICE COMPANY OF COLORADO
First Mortgage Bond, Series No. 30

Original Interest Accrual Date Interest Rate: Stated Maturity: Interest Payment Dates: Regular Record Dates:	June 19, 2017 3.80% per annum June 15, 2047 June 15 and December 15 June 1 and December 1

This Security is not a Discount Security
within the meaning of the within‑mentioned Indenture
_________________________________________
Principal Amount    Registered No.
$
PUBLIC SERVICE COMPANY OF COLORADO, a corporation duly organized and existing under the laws of the State of Colorado (herein called the “Company,” which term includes any successor corporation under the Indenture referred to below), for value received, hereby promises to pay to
, or registered assigns, the principal sum of
Dollars on the Stated Maturity specified above, and to pay interest thereon from the Original Interest Accrual Date specified above or from the most recent Interest Payment Date to which interest has been paid or duly provided for, semi‑annually in arrears on the Interest Payment Dates specified above in each year, commencing December 15, 2017 and at Maturity, at the Interest Rate per annum specified above, until the principal hereof is paid or duly provided for. The interest so payable, and paid or duly provided for, on any Interest Payment Date shall, as provided in such Indenture, be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date specified above (whether or not a Business Day) next preceding such Interest Payment Date. Notwithstanding the foregoing, interest payable at Maturity shall be paid to the Person to whom principal shall be paid. Except as otherwise provided in said Indenture, any such interest not so paid or duly provided for shall forthwith cease to be payable to the Holder on such Regular Record Date and may either be paid to the Person in whose name this Security (or one or more Predecessor Securities) is registered at the close of business on a Special Record Date for the payment of such Defaulted Interest to be fixed by the Trustee, notice of which shall be given to Holders of Securities of this series not less than 15 days prior to such Special Record Date, or be paid in such other manner as permitted by the Indenture.

EXHIBIT A-1

Payment of the principal of this Security and interest hereon at Maturity shall be made upon presentation of this Security at the Corporate Trust Office of U.S. Bank National Association in New York, New York or at such other office or agency as may be designated for such purpose by the Company from time to time. Payment of interest on this Security (other than interest at Maturity) shall be made by check mailed to the address of the Person entitled thereto as such address shall appear in the Security Register, except that if such Person shall be a securities depositary, such payment may be made by such other means in lieu of check as shall be agreed upon by the Company, the Trustee and such Person. Payment of the principal of and interest on this Security, as aforesaid, shall be made in such coin or currency of the United States of America as at the time of payment shall be legal tender for the payment of public and private debts.
This Security is one of a duly authorized issue of securities of the Company (herein called the “Securities”), issued and issuable in one or more series under and equally secured by an Indenture, dated as of October 1, 1993 (such Indenture as originally executed and delivered and as supplemented or amended from time to time thereafter, together with any constituent instruments establishing the terms of particular Securities, being herein called the “Indenture”), between the Company and U.S. Bank National Association as successor trustee (herein called the “Trustee,” which term includes any successor trustee under the Indenture), to which Indenture and all indentures supplemental thereto reference is hereby made for a description of the property mortgaged, pledged and held in trust, the nature and extent of the security and the respective rights, limitations of rights, duties and immunities of the Company, the Trustee and the Holders of the Securities thereunder and of the terms and conditions upon which the Securities are, and are to be, authenticated and delivered and secured. The acceptance of this Security shall be deemed to constitute the consent and agreement by the Holder hereof to all of the terms and provisions of the Indenture. This Security is one of the series designated above.
If any Interest Payment Date or the Stated Maturity shall not be a Business Day (as hereinafter defined), payment of the amounts due on this Security on such date may be made on the next succeeding Business Day; and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on such amounts for the period from and after such Interest Payment Date or Stated Maturity, as the case may be, to such Business Day.
This Security shall be redeemable at the option of the Company at any time prior to December 15, 2046 (which is the date that is six months prior to the Stated Maturity (herein called the “Par Call Date”)), in whole or in part, at a “make whole” redemption price equal to the greater of (i) 100% of the principal amount hereof to be redeemed or (ii) the sum of the present values of the remaining scheduled payments of principal and interest on this Security to be redeemed that would be due if this Security matured on the Par Call Date (excluding the portion of any such accrued and unpaid interest to but excluding the Redemption Date), discounted to but excluding the Redemption Date on a semi-annual basis (assuming a 360-day year consisting of twelve 30-day months) at the Treasury Rate plus 15 basis points, plus, in each case, accrued and unpaid interest to but excluding the Redemption Date. At any time on or after the Par Call Date, the Securities shall be redeemable, in whole or in part, at 100% of the principal amount being redeemed plus accrued and unpaid interest thereon to but excluding the Redemption Date. For purposes hereof, the following defined terms shall have the meaning ascribed to them:
“Comparable Treasury Issue” means the United States Treasury security selected by an Independent Investment Banker as having a maturity comparable to the remaining term of this Security (assuming for this purpose, that this Security matured on the Par Call Date) that would be utilized, at the time of selection and in accordance with customary financial practice, in pricing new issues of corporate debt securities of comparable maturity to the remaining term of this Security.

EXHIBIT A-2

“Comparable Treasury Price” means (i) the average of the Reference Treasury Dealer Quotations for the Redemption Date, after excluding the highest and lowest Reference Treasury Dealer Quotations for such Redemption Date, or (ii) if the Independent Investment Banker obtains fewer than four Reference Treasury Dealer Quotations for the Redemption Date, the average of all of the Reference Treasury Dealer Quotations for such Redemption Date.
“Independent Investment Banker” means one of the Reference Treasury Dealers appointed by the Trustee after consultation with the Company.
“Primary Treasury Dealer” means any primary U.S. Government securities dealer in the United States.
“Reference Treasury Dealer” means (1) each of BNP Paribas Securities Corp., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Scotia Capital (USA) Inc. (or their respective affiliates which are Primary Treasury Dealers) and any other Primary Treasury Dealer designated by, and not affiliated with BNP Paribas Securities Corp., J.P. Morgan Securities LLC, RBC Capital Markets, LLC and Scotia Capital (USA) Inc., or their respective successors, provided, however, that if any of the foregoing, or any of their respective designees ceases to be a Primary Treasury Dealer, the Company will appoint another Primary Treasury Dealer as a substitute and (2) any other Primary Treasury Dealer selected by the Company after consultation with an Independent Investment Banker.
“Reference Treasury Dealer Quotations” means, for any Reference Treasury Dealer and any Redemption Date, the average, as determined by an Independent Investment Banker, of the bid and asked prices for the Comparable Treasury Issue (expressed in each case as a percentage of its principal amount) quoted in writing to an Independent Investment Banker by the Reference Treasury Dealer at 5:00 p.m., New York City time, on the third Business Day preceding the Redemption Date.
“Treasury Rate” means, for any Redemption Date, the rate per annum equal to the semiannual equivalent yield to maturity of the Comparable Treasury Issue, calculated using a price for the Comparable Treasury Issue (expressed as a percentage of its principal amount) equal to the Comparable Treasury Price for such Redemption Date. The Treasury Rate for any Redemption Date shall be calculated on the third Business Day preceding such Redemption Date.
If an Event of Default shall occur and be continuing, the principal of this Security may be declared due and payable in the manner and with the effect provided in the Indenture.
The Indenture permits, with certain exceptions as therein provided, the Trustee to enter into one or more supplemental indentures for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, the Indenture with the consent of the Holders of not less than a majority in aggregate principal amount of the Securities of all series then Outstanding under the Indenture, considered as one class; provided, however, that if there shall be Securities of more than one series Outstanding under the Indenture and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that if the Securities of any series shall have been issued in more than one Tranche and if the proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such Tranches, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all Tranches so directly affected, considered as one class, shall be required; and provided, further, that the Indenture permits the Trustee to enter into one or more supplemental indentures for limited purposes without the consent of any Holders of Securities. The Indenture also contains provisions permitting the Holders of a majority in principal amount of the Securities then Outstanding, on

EXHIBIT A-3

behalf of the Holders of all Securities, to waive compliance by the Company with certain provisions of the Indenture and certain past defaults under the Indenture and their consequences. Any such consent or waiver by the Holder of this Security shall be conclusive and binding upon such Holder and upon all future Holders of this Security and of any Security issued upon the registration of transfer hereof or in exchange therefor or in lieu hereof, whether or not notation of such consent or waiver is made upon this Security.
As provided in the Indenture and subject to certain limitations therein set forth, this Security or any portion of the principal amount hereof will be deemed to have been paid for all purposes of the Indenture and to be no longer Outstanding thereunder, and, at the election of the Company, the Company’s entire indebtedness in respect thereof will be satisfied and discharged, if there has been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust, money in an amount which will be sufficient and/or Eligible Obligations, the principal of and interest on which when due, without regard to any reinvestment thereof, will provide moneys which, together with moneys so deposited, will be sufficient to pay when due the principal of and interest on this Security when due.
As provided in the Indenture and subject to certain limitations therein set forth, the transfer of this Security is registrable in the Security Register, upon surrender of this Security for registration of transfer at the Corporate Trust Office of U.S. Bank National Association in New York, New York or such other office or agency as may be designated by the Company from time to time, duly endorsed by, or accompanied by a written instrument of transfer in form satisfactory to the Company and the Security Registrar duly executed by, the Holder hereof or his attorney duly authorized in writing, and thereupon one or more new Securities of this series of authorized denominations and of like tenor and aggregate principal amount, will be issued to the designated transferee or transferees.
The Securities of this series are issuable only as registered Securities, without coupons, and only in denominations of $1,000 and integral multiples in excess thereof. As provided in the Indenture and subject to certain limitations therein set forth, Securities of this series are exchangeable for a like aggregate principal amount of Securities of the same series, of any authorized denominations, as requested by the Holder surrendering the same, and of like tenor upon surrender of the Security or Securities to be exchanged at the office of U.S. Bank National Association, in New York, New York or such other office or agency as may be designated by the Company from time to time.
No service charge shall be made for any such registration of transfer or exchange, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.
Prior to due presentment of this Security for registration of transfer, the Company, the Trustee and any agent of the Company or the Trustee may treat the Person in whose name this Security is registered as the absolute owner hereof for all purposes, whether or not this Security be overdue, and neither the Company, the Trustee nor any such agent shall be affected by notice to the contrary.
The Indenture and the Securities shall be governed by and construed in accordance with the laws of the State of New York (including without limitation Section 5-1401 of the New York General Obligations Law or any successor to such statute), except to the extent that the Trust Indenture Act of 1939, as then in effect or any successor statute shall be applicable and except to the extent that the law of any jurisdiction wherein any portion of the property mortgaged pursuant to the Indenture or any indenture supplemental thereto is located shall mandatorily govern the perfection, priority or enforcement of the lien of the Indenture and all indentures supplemental thereto with respect to such portion of the mortgaged property.

EXHIBIT A-4

As used herein, “Business Day” means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in The City of New York, New York, or other city in which is located any office or agency maintained for the payment of principal or interest on this Security, are authorized or required by law, regulation or executive order to remain closed. All other terms used in this Security which are defined in the Indenture shall have the meanings assigned to them in the Indenture.
As provided in the Indenture, no recourse shall be had for the payment of the principal of or interest on any Securities, or any part thereof, or for any claim based thereon or otherwise in respect thereof, or of the indebtedness represented thereby, or upon any obligation, covenant or agreement under the Indenture, against, and no personal liability whatsoever shall attach to, or be incurred by, any incorporator, shareholder, officer or director, as such, past, present or future of the Company or of any predecessor or successor corporation (either directly or through the Company or a predecessor or successor corporation), whether by virtue of any constitutional provision, statute or rule of law, or by the enforcement of any assessment or penalty or otherwise; it being expressly agreed and understood that the Indenture and all the Securities are solely corporate obligations and that any such personal liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of the Indenture and the issuance of the Securities.
Unless the certificate of authentication hereon has been executed by the Trustee or an Authenticating Agent by manual signature, this Security shall not be entitled to any benefit under the Indenture or be valid or obligatory for any purpose.

EXHIBIT A-5

IN WITNESS WHEREOF, the Company has caused this instrument to be duly executed.

PUBLIC SERVICE COMPANY OF COLORADO

By:___________________________________
[Vice President and Treasurer]

Attest:____________________________
Assistant Secretary
CERTIFICATE OF AUTHENTICATION
This is one of the Securities of the series designated therein referred to in the within-mentioned Indenture.

Dated:____________________________

U.S. BANK NATIONAL ASSOCIATION, as Trustee	OR	U.S. BANK NATIONAL ASSOCIATION, as Trustee

By:__________________________	By:__________________________
Authorized Officer	as Authenticating Agent

By:__________________________
Authorized Officer
Unless this certificate is presented by an authorized representative of The Depository Trust Company, a limited-purpose trust company organized under the New York Banking Law (“DTC”), to the Company or its agent for registration of transfer, exchange, or payment, and any certificate issued is registered in the name of Cede & Co. or in such other name as is requested by an authorized representative of DTC (and any payment is made to Cede & Co. or to such other entity as is requested by an authorized representative of DTC), ANY TRANSFER, PLEDGE OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL inasmuch as the registered owner hereof, Cede & Co., has an interest herein.
This Security may not be transferred or exchanged, nor may any purported transfer be registered, except (i) this Security may be transferred in whole, and appropriate registration of transfer effected, if such transfer is by Cede & Co., as nominee for The Depository Trust Company (the “Depositary”), to the Depositary, or by the Depositary to another nominee thereof, or by any nominee of the Depositary to any other nominee thereof, or by the Depositary or any nominee thereof to any successor securities depositary or any nominee thereof; and (ii) this Security may be exchanged for definitive Securities registered in the respective names of the beneficial holders hereof, and thereafter shall be transferable without restrictions if: (A) the Depositary, or any successor securities depositary, shall have notified the Company and the

EXHIBIT A-6

Trustee that it is unwilling or unable to continue to act as securities depositary with respect to the Securities and the Trustee shall not have been notified by the Company within ninety (90) days of the identity of a successor securities depositary with respect to the Securities; or (B) the Company shall have delivered to the Trustee a Company Order to the effect that the Securities shall be so exchangeable on and after a date specified therein or (C) (1) an Event of Default shall have occurred and be continuing, (2) the Trustee shall have given notice of such Event of Default pursuant to Section 1102 of the Original Indenture and (3) there shall have been delivered to the Company and the Trustee an Opinion of Counsel to the effect that the interests of the beneficial owners of such Securities in respect thereof will be materially impaired unless such owners become Holders of definitive Securities.

_____

FOR VALUE RECEIVED the undersigned herby sells, assigns and transfers unto

[please insert social security or other identifying number of assignee]

[please print or typewrite name and address of assignee]

the within Security of PUBLIC SERVIC COMPANY OF COLORADO and does hereby irrevocably constitute and appoint , Attorney, to transfer said Security on the books of the within-mentioned Company, with full power of substitution in the premises.

Dated:___________________________

______________________________________________________
Notice: The signature to this assignment must correspond with the name as written upon the face of the Security in every particular without alteration or enlargement or any change whatsoever.

EXHIBIT A-7

SCHEDULE A

The following table sets forth recording information relating to the recordation, in each of the specified Colorado counties, of the Indenture dated as of October 1, 1993, granted by Public Service Company of Colorado to Morgan Guaranty Trust Company of New York, Trustee (recording information for Supplemental Indentures is not shown in this table):

COUNTY	DATE	TIME	RECEPTION NUMBER	BOOK/FILM	PAGE
Adams	Oct. 13, 1993	01:35 P.M.	Reception No. B1183903	Book 4170	Page 324
Alamosa	Oct. 12, 1993	03:00 P.M.	Reception No. 265666	Book 475	Page 160
Arapahoe	Oct. 13, 1993	04:07 P.M.	Reception No. 141032	Book 7186	Page 383
Archuleta	Oct. 12, 1993	02:21 P.M.	Reception No. 93006202
Baca	May 16, 2013	09:50 A.M.	Reception No. 418754
Bent	Oct. 12, 1993	11:35 A.M.	Reception No. 278521	Book 435	Page 1
Boulder	Oct. 13, 1993	03:04 P.M.	Reception No. 01347991	Film 1888
Broomfield	Sept. 12, 2002	02:47 P.M.	Reception No. 20020l33l3
Chaffee	Oct. 14, 1993	11:00 A.M.	Reception No. 269673	Book 539	Page 518
Cheyenne	May 15, 2013	11:39 A.M.	Reception No. 236363
Clear Creek	Oct. 12, 1993	02:25 P.M.	Reception No. 163701	Book 505	Page 631
Conejos	Oct. 13, 1993	09:56 A.M.	Reception No. 205693	Book 354	Page 776
Costilla	Oct. 13, 1993	09:00 A.M.	Reception No. 191898	Book 291	Page 117
Crowley	Oct. 13, 1993	08:40 A.M.	Reception No. 148850	Book 244	Page 195
Custer	May 15,2013	09:18 A.M.	Reception No. 221251
Delta	Oct. 13, 1993	09:37 A.M.	Reception No. 471619	Book 709	Page 50
Denver	Oct. 12, 1993	11:24 A.M.	Reception No. 9300139814
Dolores	Oct. 14, 1993	12:50 P.M.	Reception No. 133132	Book 260	Page 300
Douglas	Oct. 12, 1993	03:08 P.M.	Reception No. 9348340	Book 1154	Page 1
Eagle	Oct. 12, 1993	04:48 P.M.	Reception No. 518046	Book 621	Page 978
Elbert	Oct. 12, 1993	03:01 P.M.	Reception No. 313722	Book 480	Page 183
El Paso	Oct. 12, 1993	01:38 P.M.	Reception No. 002368410	Book 6282	Page 51
Fremont	Oct. 12, 1993	01:30 P.M.	Reception No. 608790	Book 1154	Page 31

SCHEDULE A-1

COUNTY	DATE	TIME	RECEPTION NUMBER	BOOK/FILM	PAGE
Garfield	Oct. 12, 1993	02:20 P.M.	Reception No. 453596	Book 878	Page 193
Gilpin	Oct. 12, 1993	02:20 P.M.	Reception No. 79260	Book 551	Page 413
Grand	Oct. 12, 1993	12:45 P.M.	Reception No. 93010260
Gunnison	Oct. 12, 1993	04:30 P.M.	Reception No. 446179	Book 733	Page 1
Hinsdale	May 14, 2013	05:20 PM	Reception No. 100157
Huerfano	Oct. 12, 1993	11:15 A.M.	Reception No. 9244	Book 21M	Page 316
Jefferson	Oct. 13, 1993	09:30 A.M.	Reception No. 93163438
Kiowa	Oct. 12, 1993	01:00 P.M.	Reception No. 249124	Book 409	Page 40
Kit Carson	May 15, 2013	09:40 AM	Reception No. 201300563130
La Plata	Oct. 12, 1993	03:38 P.M.	Reception No. 655580
Lake	Oct. 12, 1993	03:00 P.M.	Reception No. 305501	Book 506	Page 635
Larimer	Oct. 13, 1993	10:23 A.M.	Reception No. 93075587
Las Animas	May 15, 2013	09:24 AM	Reception No. 201300720666
Logan	Oct. 12, 1993	01:10 P.M.	Reception No. 606328	Book 874	Page 484
Mesa	Oct. 12, 1993	12:06 P.M.	Reception No. 1656362	Book 2014	Page 129
Mineral	May 16, 2013	10:40 AM	Reception No. 68174
Moffat	Oct. 12, 1993	11:00 A.M.	Reception No. 350044
Montezuma	Oct. 13, 1993	10:10 A.M.	Reception No. 435373	Book 0679	Page 756
Montrose	Oct. 12, 1993	03:06 P.M.	Reception No. 591244	Book 862	Page 281
Morgan	Oct. 12, 1993	12:54 P.M.	Reception No. 738426	Book 959-60	Page 857
Otero	May 15, 2013	08:02 AM	Reception No. 634927
Ouray	Oct. 13, 1993	11:08 A.M.	Reception No. 154688	Book 221	Page 500
Park	Oct. 14, 1993	10:00 A.M.	Reception No. 417879	Book 504	Page 365
Pitkin	Oct. 14, 1993	03:56 P.M.	Reception No. 362054	Book 726	Page 791
Prowers	Oct. 12, 1993	02:00 P.M.	Reception No. 462785
Pueblo	Oct. 12, 1993	11:54 A.M.	Reception No. 1021381	Book 2685	Page 768
Rio Blanco	Oct. 12, 1993	02:18 P.M.	Reception No. 249980	Book 506	Page 838

SCHEDULE A-2

COUNTY	DATE	TIME	RECEPTION NUMBER	BOOK/FILM	PAGE
Rio Grande	Oct. 13, 1993	11:46 A.M.	Reception No. 337091	Book 450	Page 43
Routt	Oct. 12, 1993	11:12 A.M.	Reception No. 428347	Book 689	Page 2575
Saguache	Oct. 13, 1993	11:05 A.M.	Reception No. 304092	Book 486	Page 625
San Juan	Oct. 13, 1993	10:27 A.M.	Reception No. 136438	Book 240	Page 702
San Miguel	Oct. 12, 1993	04:05 P.M.	Reception No. 287896	Book 518	Page 813
Sedgewick	Oct. 12, 1993	02:15 P.M.	Reception No. 179877	Book 203	Page 55
Summit	Oct. 12, 1993	01:40 P.M.	Reception No. 453148
Teller	Oct. 13, 1993	08:00 A.M.	Reception No. 412373	Book 698	Page 104
Washington	Oct. 12, 1993	11:20 A.M.	Reception No. 802111	Book 925	Page 955
Weld	Oct. 13, 1993	09:54 A.M.	Reception No. 2354434	Book 1406	Page 1
Yuma	May 20, 2013	11:59 AM	Reception No. 00557180

SCHEDULE A-3

SCHEDULE B
SUPPLEMENTAL INDENTURES

Date of Supplemental Indenture	Series of Bonds	Principal Amount Issued	Principal Amount Outstanding
November 1, 1993	Series No. 1	$134,500,000	None
January 1, 1994	Series No. 2 due 2001	$102,667,000	None
	and
	Series No. 2 due 2024	$110,000,000	None
September 2, 1994	None	None	None
(Appointment of
Successor Trustee)
May 1, 1996	Series No. 3	$125,000,000	None
November 1, 1996	Series No. 4	$250,000,000	None
February 1, 1997	Series No. 5	$150,000,000	None
April 1, 1998	Series No. 6	$250,000,000	None
August 15, 2002	Series No. 7	$48,750,000	None
September 1, 2002	Series No. 8	$600,000,000	None
September 15, 2002	Series No. 9	$530,000,000	None
April 1, 2003	Series No. 10	$600,000,000	None
March 1, 2003	Series No. 11	$250,000,000	None
September 15, 2003	Series No. 12	$250,000,000	None
May 1, 2003	Series No. 13	$350,000,000	None
September 1, 2003	Series No. 14	$300,000,000	None
September 1, 2003	Series No. 15	$275,000,000	None
August 1, 2005	Series No. 16	$129,500,000	None
August 1, 2007	Series No. 17	$350,000,000	$350,000,000
August 1, 2008	Series No. 18 due 2018	$300,000,000	$300,000,000
	and
	Series No. 19 due 2038	$300,000,000	$300,000,000
May 1, 2009	Series No. 20 due 2019	$400,000,000	$400,000,000
November 1, 2010	Series No. 21 due 2020	$400,000,000	$400,000,000
August 1, 2011	Series No. 22 due 2041	$250,000,000	$250,000,000
September 1, 2012	Series No. 23 due 2022	$300,000,000	$300,000,000
	and
	Series No. 24 due 2042	$500,000,000	$500,000,000
March 1, 2013	Series No. 25 due 2023	$250,000,000	$250,000,000
	and
	Series No. 26 due 2043	$250,000,000	$250,000,000
March 1, 2014	Series No. 27 due 2044	$300,000,000	$300,000,000
May 1, 2015	Series No. 28 due 2025	$250,000,000	$250,000,000
June 1, 2016	Series No. 29 due 2046	$250,000,000	$250,000,000
June 1, 2017	Series No. 30 due 2047	$400,000,000	$400,000,000

SCHEDULE B-1

SCHEDULE C
DESCRIPTION OF PROPERTY
The following properties are in the State of Colorado and the counties thereof:
ARAPAHOE COUNTY
Harvest Mile Substation
Parcel 1
A PARCEL OF LAND LOCATED IN THE NORTH HALF OF SECTION 7, TOWNSHIP 5 SOUTH, RANGE 65 WEST OF THE SIXTH PRINCIPAL MERIDIAN, COUNTY OF ARAPAHOE, STATE OF COLORADO, SAID PARCEL OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BASIS OF BEARING OF THIS DESCRIPTION IS ALONG THE WEST LINE OF THE NORTHEAST QUARTER OF SAID SECTION 7, ASSUMED TO BEAR N00°13'00"W A DISTANCE OF 2632.65 FEET FROM A 2.5" ALUMINUM CAP L.S. #16154 FOUND AT THE CENTER QUARTER CORNER OF SAID SECTION 7 TO A 3.25" ALUMINUM CAP ILLEGIBLE FOUND AT THE NORTH QUARTER CORNER OF SAID SECTION 7;
BEGINNING AT A POINT ON THE EASTERLY SIDE OF A 50' COLORADO INTERSTATE GAS COMPANY EASEMENT PER RECEPTION NO. B2144430, SAID POINT BEARS S20°35'54"E A DISTANCE OF 1410.79 FEET FROM SAID NORTH QUARTER CORNER OF SECTION 7;
THENCE S25°09'18"W ALONG SAID EASTERLY LINE DISTANCE OF 504.66 FEET; THENCE S02°08'52"W A DISTANCE OF 23.81 FEET; THENCE S89°41'46"W A DISTANCE OF 273.55 FEET; THENCE S89°41'56"W A DISTANCE OF 1,628.18 FEET; THENCE S52°16'43"W A DISTANCE OF 329.13 FEET; THENCE S00°18'15"W A DISTANCE OF 150.00 FEET; THENCE S89°41'56"W A DISTANCE OF 485.23 FEET; THENCE S00°00'31"E A DISTANCE OF 150.00 FEET; THENCE S89°41'56"E A DISTANCE OF 2374.32 FEET; THENCE N89°41'46"E A DISTANCE OF 210.01 FEET; THENCE S00°13'00"E A DISTANCE OF 330.00 FEET; THENCE N89°41'46"E A DISTANCE OF 1,750.16 FEET; THENCE N89°34'28"E A DISTANCE OF 651.50 FEET; THENCE N00°49'56"W A DISTANCE OF 341.53 FEET; THENCE ALONG A NON-TANGENT CURVE TO THE LEFT AN ARC LENGTH OF 676.35 FEET, HAVING A RADIUS OF 1,393.00 FEET, THROUGH A CENTRAL ANGLE OF 27°49'09" AND A CHORD WHICH BEARS N14°49'20"W A DISTANCE OF 669.73 FEET; THENCE ALONG A CURVE TO THE RIGHT AN ARC LENGTH OF 778.86 FEET, HAVING A RADIUS OF 1,547.86 FEET, THROUGH A CENTRAL ANGLE OF 28°49'49" AND A CHORD WHICH BEARS N14°18'59"W A DISTANCE OF 770.67 FEET; THENCE S90°00'00"W A DISTANCE OF 108.51 FEET; THENCE S75°06'16"W A DISTANCE OF 1,707.26 FEET TO THE POINT OF BEGINNING; WHENCE SAID CENTER QUARTER CORNER OF SECTION 7 BEARS S20°20'23"W A DISTANCE OF 1399.29 FEET.
EXCEPT LANDS DESCRIBED AS "PARCEL B" ON SOUTH HARVEST MILE ROAD SUBDIVISION EXEMPTION PLAT FILED IN THE ARAPAHOE COUNTY COUNTY CLERK AND

SCHEDULE C-1

RECORDER'S OFFICE AT RECEPTION NO. B2033414; SAID "PARCEL B" BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BEGINNING AT A POINT WHICH BEARS S48°31'32"E A DISTANCE OF 2623.11 FEET FROM SAID NORTH QUARTER CORNER OF SECTION 7; THENCE N89°41°46"E A DISTANCE OF 305.00 FEET; THENCE S00°18°14"E A DISTANCE OF 455.00 FEET; THENCE S89°41°46"W A DISTANCE OF 305.00 FEET; THENCE N00°18'14"W A DISTANCE OF 455.00 FEET TO THE POINT OF BEGINNING OF SAID "PARCEL B"; WHENCE SAID CENTER QUARTER CORNER BEARS S65°23'49"W A DISTANCE OF 2150.66 FEET.
SAID PARCEL CONTAINS 4,313,973 SQUARE FEET OR 99.035 ACRES, MORE OR LESS.
Parcel 2
A PARCEL OF LAND LOCATED IN THE NORTHWEST QUARTER OF SECTION 7, TOWNSHIP 5 SOUTH, RANGE 65 WEST OF THE SIXTH PRINCIPAL MERIDIAN, COUNTY OF ARAPAHOE, STATE OF COLORADO, SAID PARCEL OF LAND BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:
BASIS OF BEARING OF THIS DESCRIPTION IS ALONG THE SOUTH LINE OF SAID NORTHWEST QUARTER OF SECTION 7, ASSUMED TO BEAR N89°41'56"E A DISTANCE OF 2605.62 FEET FROM A 3" BRASS CAP L.S. #16419 FOUND AT THE WEST QUARTER CORNER OF SAID SECTION 7 TO A 2.5" ALUMINUM CAP L.S. #16154 FOUND AT THE CENTER QUARTER CORNER OF SAID SECTION 7;
BEGINNING AT A POINT ON SAID SOUTH LINE OF THE NORTHWEST QUARTER OF SECTION 7, SAID POINT BEARS S89°41'56"W ALONG SAID SOUTH LINE, A DISTANCE OF 15.00 FEET FROM SAID CENTER QUARTER CORNER OF SECTION 7;
THENCE CONTINUING S89°41'56"W ALONG SAID SOUTH LINE, A DISTANCE OF 1,040.59 FEET TO THE EASTERLY SIDE OF TRACT B OF TOLLGATE CROSSING SUBDIVISION FILING NO. 10; THENCE N00°00'37"E ALONG SAID EASTERLY SIDE, A DISTANCE OF 120.00 FEET TO THE SOUTHERLY SIDE OF A PUBLIC SERVICE COMPANY OF COLORADO RIGHT-OF-WAY PER BOOK 1232 PAGE 262; THENCE N89°41'56"E ALONG SAID SOUTHERLY SIDE, A DISTANCE OF 1,040.11 FEET TO THE WESTERLY SIDE OF A 15° GAS EASEMENT PER BOOK 1853 PAGE 48; THENCE S00°13'00"E ALONG SAID WESTERLY SIDE, A DISTANCE OF 120.00 FEET TO THE POINT OF BEGINNING;
SAID PARCEL CONTAINS 124,840 SQUARE FEET OR 2.866 ACRES, MORE OR LESS.
CLEAR CREEK COUNTY
Georgetown Hydro Forebay (New Land)
THAT PORTION OF THE NORTHWEST QUARTER OF SECTION 20, TOWNSHIP 4 SOUTH, RANGE 74 WEST OF THE 6TH PRINCIPAL MERIDIAN, TOGETHER WITH A PORTION OF THE FORT DODGE LODE MINING CLAIM, U.S. MINERAL SURVEY NO. 1568 AND A PORTION OF

SCHEDULE C-2

THE OHIO LODE MINING CLAIM, U.S. MINERAL SURVEY NO. 1762A, ALL TOGETHER DESCRIBED AS FOLLOWS:
BEGINNING AT CORNER NO. 2 OF THE OHIO MILL SITE, U.S. MINERAL SURVEY NO. 1762B;
THENCE N 72° 39' 46" W, ALONG LINE 2-3 OF SAID MILL SITE, A DISTANCE OF 258.69 FEET TO A POINT AT THE INTERSECTION OF LINE 3-4 OF THE OHIO LODE, U.S. MINERAL SURVEY NO. 1762A;
THENCE S 39° 38' 23" E, ALONG SAID LINE 3-4, A DISTANCE OF 12.63 FEET TO CORNER NO. 3 OF SAID OHIO LODE;
THENCE S 73° 21' 32" W, ALONG LINE 3-2 OF SAID OHIO LODE, A DISTANCE OF 53.09 FEET TO A POINT AT THE INTERSECTION OF LINE 1‑5 OF THE OHIO MILL SITE, U.S. MINERAL SURVEY NO. 1762B;
THENCE S 38° 19' 12" W, ALONG SAID LINE 1‑5, A DISTANCE OF 12.01 FEET TO A POINT AT THE INTERSECTION OF THE EASTERLY RIGHT-OF-WAY LINE OF GUANELLA PASS ROAD;
THENCE N 12° 26' 19" E, ALONG SAID EASTERLY RIGHT-OF-WAY LINE, A DISTANCE OF 60.08 FEET;
THENCE ON THE ARC OF A CURVE TO THE RIGHT WITH A RADIUS OF 708.20 FEET, A CENTRAL ANGLE OF 25° 28' 11", FOR AN ARC DISTANCE OF 314.82 FEET (THE CHORD OF THIS ARC BEARS N 25° 10' 30" E, A DISTANCE OF 312.23 FEET) TO A POINT AT THE INTERSECTION OF LINE 2‑3 OF THE FORT DODGE LODE, U.S. MINERAL SURVEY NO. 1568;
THENCE S 58° 22' 15" E, ALONG SAID LINE 2‑3, A DISTANCE OF 50.04 FEET TO CORNER NO. 3 OF SAID FORT DODGE LODE;
THENCE S 31° 37' 46" W, ALONG LINE 3‑4 OF SAID FORT DODGE LODE, A DISTANCE OF 179.40 FEET TO A POINT AT THE INTERSECTION OF LINE 2‑3 OF THE CAPITAL CENTRAL NO. 6 LODE, U.S. MINERAL SURVEY NO. 19765;
THENCE S 67° 38' 46" E, ALONG SAID LINE 2-3 OF THE CAPITAL CENTRAL NO. 6 LODE, A DISTANCE OF 191.94 FEET TO CORNER NO. 3 OF SAID CAPITAL CENTRAL NO. 6 LODE;
THENCE N 36° 43' 43" E, ALONG LINE 3‑4 OF SAID CAPITAL CENTRAL NO. 6 LODE, A DISTANCE OF 60.73 FEET TO A POINT 50 FEET DISTANT FROM THE HIGH WATER MARK OF THE TOWN OF GEORGETOWN FOREBAY;
THENCE S 03° 27' 29" W, A DISTANCE OF 180.98 FEET TO THE POINT OF BEGINNING, CONTAINING 1.64 ACRES, MORE OR LESS,
COUNTY OF CLEAR CREEK,
STATE OF COLORADO.

SCHEDULE C-3

CITY AND COUNTY OF DENVER
Argo Substation
Public Service of Colorado Parcel of the RTD CRMF Site Corridor Light Rail Project, being a portion of Block 3, Viaduct Addition, recorded on October 8th, 1887 in the City and County of Denver Clerk and Recorder's Office, and a portion of the alley in said Block 3, vacated by Ordinance Number 418-2012 recorded at Reception No.  2012110943 on August 17, 2012, both in the City and County of Denver Clerk and Recorder's Office, located in the Southeast Quarter of Section 21, Township 3 South, Range 68 West of the Sixth Principal Meridian, City and County of Denver, Colorado more particularly described as follows:
COMMENCING at the 20 foot by 20 foot Denver Range Point at West 44th Avenue and Inca Street (a #8 rebar);
WHENCE the 20 foot by 20 foot Denver Range Point at West 43rd Avenue and Inca Street (a 2‑1/2" aluminum cap, LS 24942), bears S00°05'44"W a distance of 363.74 feet (basis of bearing - assumed);
THENCE S83°00'13"W a distance of 154.39 feet to the northerly line of said Block 3 and the POINT OF BEGINNING;
THENCE S00°06'28 "W coincident with the center line of said vacated alley a distance of 324.71 feet;
THENCE N89°54'52"W coincident with the southerly line of said Block 3 a distance of 65.80 feet;
THENCE N00°00'00"W a distance of 324.69 feet;
THENCE S89°55'38"E coincident with said northerly line a distance of 66.41 feet to the POINT OF BEGINNING.

Containing 21,465 square feet, (0.493 Acres), more or less.

California Street Substation – Additional Land
A parcel of land being a portion of Block 147, Stile's Addition to The City of Denver, located in the Northeast Quarter of Section 34, Township 3 South, Range 68 West of the Sixth Principal Meridian, City and County of Denver, State of Colorado, being more particularly described as follows:

The Northwesterly 31.00 feet of the Southeasterly 48.00 feet of Lots 1 through 8, inclusive, Block 147, Stile's Addition to the City of Denver,

City and County of Denver
State of Colorado.
ELBERT COUNTY
Pronghorn Substation
The Northeast Quarter of the Northeast Quarter (NE1/4NE1/4) of Section 23, Township 10 South, Range 58 West of the 6th Principal Meridian,
County of Elbert,
State of Colorado.

SCHEDULE C-4

GARFIELD COUNTY
Una Substation
A TRACT OF LAND LOCATED IN THE SW 1/4 OF SECTION 27, T7S, R69W, 6TH P.M., GARFIELD COUNTY, COLORADO, BEING MORE PARTICULARLY DESCRIBED AS FOLLOWS:

COMMENCING AT THE SOUTHWEST CORNER OF SAID SECTION 27 AND RUNNING THENCE N87°38'30"E, 1297.70 FEET ALONG THE SOUTH LINE THEREOF, THENCE N03°04'35" W, 1014.78 FEET TO THE POINT OF BEGINNING;
THENCE N 03°04'34" W, 10.84 FEET;
THENCE N 53°40'03" E, 478.20 FEET;
THENCE S 03°04'55" E, 275.13 FEET;
THENCE S 87°13'04" W, 399.92 FEET TO THE POINT OF BEGINNING.
WELD COUNTY
Rocky Mountain Energy Center – Buffer Land
A Parcel of Land Lying in Section 31, Township 2 North, Range 64 West, and the West one-half (W1/2) of Section 6, Township 1 North, Range 64 West of the 6th Principal Meridian, County of Weld, State of Colorado, described as follows:
Beginning on the South line of the Southwest one-quarter (SW1/4) of said Section 31, from which the southwest corner thereof bears S88°08'18" W, 30.01 feet;
Thence N00°26'03" W, 2693.39 feet, along a line that lies 30 feet east of and parallel with the west line of said southwest one-quarter (SW1/4), to the South line of the northwest one-quarter (NW1/4) of said Section 31;
Thence N00°29'07" W, 2104.63 feet, along a line that lies 30 feet east of and parallel with the west line of said Northwest one-quarter (NW1/4), to the South line of the railroad Right of way Recorded in Book 86, Page 457, Weld County Records;
Thence northeasterly, along a non-tangent curve to the right having a radius of 6255.32 feet, a central angle of 8°27'03" a length of 922.63 feet and a chord that bears N 51°40'20" E, 921.79 feet, along said southerly line;
Thence N 88°53'24" E, 209.23 feet, along a line that lies 30 feet South of and parallel with the north line of said Northwest one-quarter (NW1/4), to the West line of Parcel 2 described in Reception Number 4187355, Weld County Records;
Thence along the Boundary of Said Parcel 2, the following 3 Courses:

1.	S01°06'36" E, 170.00 feet

2.	N88°53'24" E, 200.00 feet

3.	N01°06'36" W, 170.00 feet

SCHEDULE C-5

Thence N 88°53'24" E, 1142.69 feet, along a line that lies 30 feet South of and parallel with the north line of said Northwest one-quarter (NW1/4), to the West line of Parcel of land described in Reception Number 4191042,Weld County Records;
Thence along the Boundary of said parcel, the following 2 Courses:

1.	S00°10'44" W, 170.04 feet

2.	N88°53'24" E, 200.05 feet, to the West line of the northeast one-quarter (NE1/4) of Said Section 31
Thence along the Boundary of Parcel 1 Described in said Reception Number 4187355, the Following 2 Courses:

1.	N88°53'24" E, 200.05 feet

2.	N00°10'44" E, 170.04 feet
Thence N88°53'24"E, 1175.35 feet, along a line that lies 30 feet South of and parallel with the North line of Said Northeast one-quarter (NE1/4);
Thence S00°17'57"W, 1140.06 Feet, along the northerly extension of the westerly line of parcel 3, recorded in Reception Number 3757804, Weld County Records, to the Northwest corner of said Parcel3;
Thence along the boundary of said Parcel 3, the following 5 Courses:

1.	S00°17'57"W, 1436.99 feet

2.	S00°17'00"W, 987.32 feet

3.	S05°43'45"W, 52.68 feet

4.	S00°17'00"W, 414.74 feet

5.	S89°43'00"E, 88.19 feet
Thence S00°17'00"W, 44.69 Feet;
Thence N87°58'03"E, 443.05 feet;
Thence S88°46'02"E, 724.04 feet;
Thence S00°05'20"W, 60.01 feet, along a line that lies 30 feet West of and Parallel With the east line of the Southeast one- quarter (SE1/4) of said Section 31;
Thence N88°46'02"W, 723.53 feet;
Thence S87°58'03"W, 532.03 feet;
Thence S00°17'00"W, 1167.48 feet, to the South line of Said Southeast one-quarter (SE1/4);
Thence S88°08'16"W, 1360.52 feet, along Said South line, to the Southeast corner of said Southwest one-quarter (SW1/4);
Thence S88°08'18"W, 405.50 feet; along the South line of said Southwest one-quarter (SW1/4), to the Northeast Corner of Lot B, RE-3559, Recorded in Reception Number 3131355, Weld County Records;
Thence along the Boundary of Said Lot B, the Following 10 Courses:

1.	S00°37'17"E, 1305.20 feet

SCHEDULE C-6

2.	N88°28'00"E, 13.62 feet

3.	S01°31'26"E, 60.00 feet

4.	S88°28'00"W, 220.00 feet

5.	S01°31'26"E, 1241.58 feet

6.	S01°31'21"E, 2504.37 feet

7.	S89°19'55"W, 30.00 feet

8.	N01°31'21"W, 2504.30 feet

9.	S88°45'29"W, 1245.62 feet

10.	N01°04'55"W, 1294.95 feet, to the South line of the Northwest one-quarter of the Northwest one-quarter (NW1/4 NW1/4) of Said Section 6
Thence S88°27'02"W, 543.49 feet, alone Said South line;
Thence N00°37'14"W, 1293.75 feet, alone a line that lies 30 east of and Parallel With the West line of the Northwest one-quarter (NW1/4) of Said Section 6, to the Point of Beginning.
Except the following two parcels of land:

1.	The POWER GENERATION FACILITY SITE, recorded in Reception Number 2960526, Weld County Records
2.    Lot A, RE-3559, recorded in Reception Number 3131355, Weld County Records

SCHEDULE C-7